EXHIBIT 99.1

RRMS ADVISORS LLC (“RRMS”) DUE DILIGENCE NARRATIVE REPORT

RRMS ADVISORS LLC - DUE DILIGENCE NARRATIVE REPORT

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

RRMS Advisors LLC (“RRMS”) performed due diligence services as described below, utilizing various scopes of review. All of these reverse mortgage loans were purchased by Brean Asset Backed Securities LLC (“Client”) and were reviewed by RRMS on behalf of the Client. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.

The diligence review (the “Review”) was conducted and selected for the BABS 2026-RM14 securitization mortgage loan population reviewed by RRMS.

The mortgage loan review sample was broken down into the following review scopes (the “RRMS Population”):

• “Credit Review”:	573 reverse mortgage loans

• “Valuation Review”:	573 reverse mortgage loans

• “Data Integrity Review”:	573 reverse mortgage loans

RRMS’s disclosures herein reflect findings on the securitization population (as known by RRMS as of the date hereof).

(3) Determination of the sample size and computation.

The RRMS Population, to our knowledge, is all of the mortgage loans in the securitization population.

(4) Quality or integrity of information or data about the assets: review and methodology.

RRMS compared certain data fields on the securitization tape provided by the Client to the data found in the actual file as captured by RRMS. The fields included in the data integrity review are detailed below.

Appraisal Date	Coborrower Gender	Original Repair Set-aside
Appraisal Effective Date	Coborrower Last Name	Property Type
Appraised Value	Desk Review Value	Sales Price (Purchase Loan)
Borrower Birth Date	Funding Date	Secondary Appraisal Date
Borrower First Name	Life Expectancy Set-Aside (LESA)	Secondary Appraisal Effective Date
Borrower Gender	Monthly HOA Dues	Secondary Appraised Value
Borrower Last Name	Monthly Taxes	State
City	Original Interest Rate	Street
Coborrower Birth Date	Original Principal Limit	Zip
Coborrower First Name

Additionally, RRMS verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were fifty-five (55) years or older at the time of the reverse mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) that the calculated residual income was used in the assessment of the Life Expectancy Set-Aside Amount.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria, or other requirements: review and methodology.

RRMS reviewed asset origination materials and files to the standards, criteria, or other requirements, including, as applicable, the requirements described below, that were provided to RRMS and/or as directed by the Client.

Credit Application: For the borrower’s credit application, RRMS verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s income and employment history, as applicable.

Credit Report: RRMS confirmed the presence of a credit report that met stated underwriting guideline requirements for each borrower and that such borrower’s credit profile adhered to such guidelines. In order to make this determination, RRMS (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) gathered liabilities listed on the credit report to be included in the residual income calculation as appropriate, and (iii) gathered other data as required to verify adherence to the stated underwriting guidelines in place at the time of loan application.

Employment and Income: RRMS determined whether applicable supporting employment and income documentation was present in the reverse mortgage loan file and where possible, wasn’t fraudulent. During this review, RRMS verified whether the income used to qualify for the reverse mortgage loan was calculated in accordance with the underwriting process and included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, (vii) Social Security Award Letters and (viii) bank statements.

Hazard/Flood Insurance/Taxes: RRMS conducted a review of the insurance present on the reverse mortgage loan and verified that (i) the hazard insurance met the required coverage amount, (ii) the mortgagee clause listed the lender’s name and numerous successors and assignee, (iii) the payment of the premium amount on both the hazard and flood insurance was made, and (iv) the flood certification was for the correct borrower, property, lender and mortgage loan number.

Occupancy Review: RRMS confirmed the property occupancy is consistent with the reverse mortgage loan approval and borrowers’ application disclosure based solely on information contained in the reverse mortgage loan file, including any fraud reports. This review included a review of the property insurance policy and other documentation in the file (for example, appraisal, income tax returns, or transcripts) to confirm that there are no indicators that the property is not the borrower’s principal residence. RRMS also confirmed that the borrower signed an occupancy certificate at the time of the origination of the reverse mortgage loan, stating that they did occupy the property as required for reverse mortgage loans.

Guideline Review: RRMS confirmed the reverse mortgage loan originated in accordance with product requirements by reviewing the conformity of the mortgage loan, transaction type, and borrower characteristics. Mortgage characteristics examined included (i) residual income of the borrower, (ii) the LTV, (iii) the credit score for each borrower, (iv) property type, and (v) property usage.

Reverse Mortgage Counseling: RRMS reviewed the file to determine if the Certificate of Reverse Mortgage Counseling was in the file and executed by the borrower(s).

Additional Review of Mortgage Loan File: RRMS also reviewed the closing documents to ensure that the reverse mortgage loan file information is complete, accurate, and contains consistent documentation. Included in this portion of the review are items such as reviewing whether the property is located in an area that was listed as a FEMA disaster zone, and that the borrower certifies no damage to the property existed subsequent to the appraisal date.

(6) Value of collateral securing the assets: review and methodology.

RRMS review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. RRMS review included reviewing the valuation or valuations for the following items: (i) the age of the appraisal, (ii) verification of the property address, (iii) completeness and accuracy of the appraisal form, (iv) verification of the appraiser licensing, and (v) the completeness of the comparable sales analysis including age, distance, and adjustments. RRMS also confirmed that the requirements for a second appraisal and for an additional product confirming origination value were obtained by the Client as required.

Other aspects of RRMS review included (i) verifying that the address in the origination file matched the mortgage note, (ii) verifying that the appraisal and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) confirming the appraisal report does not include any apparent environmental problems, (iv) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (v) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors, and (vi) confirming that the value product that was used as part of the origination decision was directly accessible to RRMS, or if it was not directly accessible, that another valuation product that was directly accessible to RRMS. If more than one valuation was provided, RRMS confirmed consistency among the valuation products, and if there were discrepancies that could not be resolved, RRMS created an exception and worked with the Client on the next steps, which included ordering additional valuation products such as collateral desktop analyses, broker’s price opinions (“BPO”), and full appraisals. If the property valuation products included in the RRMS review resulted in a variance of more than 10% then the Client was notified of such variance, which may have led to an additional independent valuation product being ordered. RRMS also identified an appraisal for any reverse mortgage loan where the valuation product in the file was more than twelve (12) months seasoned at the time of RRMS review. RRMS compared the value of this appraisal to the value used by the Client to determine their LTV, and if the value of the BPO showed more than a 10% negative variance, an additional valuation product was obtained.

(7) Compliance of the originator of the assets with federal, state, and local laws and regulations: review and methodology.

Not applicable.

(8) Document Review

RRMS reviewed each reverse mortgage loan file and verified if the following documents, if applicable for the review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

•	Initial application;

•	Final application;

•	Loan Agreement;

•	Appraisal;

•	Sales contract;

•	Title/Preliminary Title;

•	Final HUD-1;

•	Mortgage/Deed of Trust;

•	Credit Report;

•	Flood Certificate;

•	Hazard Policy;

•	Financial Assessment;

•	Counseling Certificate;

•	Occupancy Certificate; and

•	FACTA disclosures.

(9) Other: review and methodology.

Not applicable.

SUMMARY OF FINDINGS AND CONCLUSIONS

The NRSRO criteria referenced for this report and utilized for grading descriptions are based upon the requirements of the NRSRO listed in Form ABS Due Diligence-15E, DBRS, Inc.

Overall Results Summary

There were 573 reverse mortgage loans in the final population as reviewed by RRMS. After considering the grading implications of the Credit and Property/Valuation sections below, 100% of the reverse mortgage loans by number in the pool have an NRSRO grade of “A”. After all, documents were presented, zero (0) of the reverse mortgage loans had credit and/or valuations exceptions that triggered a “B”, “C”, or “D” rating under the NRSRO rating criteria noted above.

NRSRO Grade	Loan Count	% of Loans
A	573	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	573	100.00%

Credit Results Summary

100.00% of the reverse mortgage loans by number in the securitization have a credit grade of “A”, 0.00% of the reverse mortgage loans by number in the securitization have a credit grade of “B” and 0.00% of the reverse mortgage loans by number in the securitization have a credit grade of “C” and 0.00% of the reverse mortgage loans by number in the securitization have a credit grade of “D”.

NRSRO Grade	Loan Count	% of Loans
A	573	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	573	100.00%

Valuation Results Summary

100.00% of the reverse mortgage loans by number in the securitization have a Valuation grade of “A”, 0.00% of the reverse mortgage loans by number in the securitization have a Valuation grade of “B” and 0.00% of the reverse mortgage loans by number in the securitization have a Valuation grade of “C” and 0.00% of the reverse mortgage loans by number in the securitization have a Valuation grade of “D”.

NRSRO Grade	Loan Count	% of Loans
A	573	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	573	100%

EXCEPTION DETAIL

The lists below detail the exceptions that would have driven an individual “B”, “C”, or “D” grade.

Exception Type	Exception Level Grade	Exception Category	Total
Credit or Valuation	B, C, D	Credit	0
		Valuation	0
		Total Exceptions:	0
		Grand Total:	0

DATA INTEGRITY REVIEW RESULTS SUMMARY (573 Reverse Mortgage Loans)

RRMS compared data fields on the securitization tape provided by the Client to the data found in the actual file. No variances were identified.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
Borrower Birth Date	0	573	0.00%	573
Borrower First Name	0	573	0.00%	573
Borrower Gender	0	573	0.00%	573
Borrower Last Name	0	573	0.00%	573
City	0	573	0.00%	573
Coborrower Birth Date	0	573	0.00%	573
Coborrower First Name	0	573	0.00%	573
Coborrower Gender	0	573	0.00%	573
Coborrower Last Name	0	573	0.00%	573
Original Principal Limit	0	573	0.00%	573
Original Repair Set-aside	0	573	0.00%	573
Property Type	0	573	0.00%	573
State	0	573	0.00%	573
Street	0	573	0.00%	573
Zip	0	573	0.00%	573
Appraisal Date	0	573	0.00%	573

Appraisal Effective Date	0	573	0.00%	573
Appraised Value	0	573	0.00%	573
Desk Review Value	0	573	0.00%	573
Life Expectancy Set-Aside (LESA)	0	573	0.00%	573
Monthly HOA Dues	0	573	0.00%	573
Monthly Taxes	0	573	0.00%	573
Sales Price (Purchase Loan)	0	573	0.00%	573
Funding Date	0	573	0.00%	573
Original Interest Rate	0	573	0.00%	573
Secondary Appraisal Date	0	573	0.00%	573
Secondary Appraisal Effective Date	0	573	0.00%	573
Secondary Appraised Value	0	573	0.00%	573
Total	0	573	0.00%	573